UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 18, 2003

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-B Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-51224-01	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

Item 5. Other Events.

On February 18, 2003, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of April 17, 2002 (the "Agreement"), among Nissan Auto Receivables 2002-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2002-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
99.1	Servicer's Certificate for the month of January 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2002-B OWNER TRUST
By:	Nissan Auto Receivables Corporation II

By:	________________________________________
	Name: Title:	Joji Tagawa Treasurer

February 26, 2003

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of January 2003	5

NAR 2002-B
Collection Period	Jan-03			30/360 Days	30
Distribution Date	18-Feb-03			Actual/360 Days	34

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,623,861,765.57	1,207,350,971.38	1,158,108,571.90	0.713182
Total Securities		1,623,861,765.57	1,207,350,971.38	1,158,108,571.90	0.713182
Class A-1 Notes	2.09000%	430,000,000.00	13,489,205.81	(0.00)	(0.000000)
Class A-2 Notes	3.07000%	360,000,000.00	360,000,000.00	324,246,806.33	0.900686
Class A-3 Notes	3.99000%	465,000,000.00	465,000,000.00	465,000,000.00	1.000000
Class A-4 Notes	4.60000%	279,549,000.00	279,549,000.00	279,549,000.00	1.000000
Certificates	0.00000%	89,312,765.57	89,312,765.57	89,312,765.57	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	13,489,205.81	26,626.19	31.3702461	0.0619214
Class A-2 Notes	35,753,193.67	921,000.00	99.3144269	2.5583333
Class A-3 Notes	0.00	1,546,125.00	-	3.3250000
Class A-4 Notes	0.00	1,071,604.50	-	3.8333333
Certificates	0.00	0.00	-	-
Total Securities	49,242,399.48	3,565,355.69

I. COLLECTIONS

Interest:
Interest Collections				5,467,138.74
Repurchased Loan Proceeds Related to Interest				0.00
Total Interest Collections				5,467,138.74

Principal:
Principal Collections				48,026,622.55
Repurchased Loan Proceeds Related to Principal				0.00
Total Principal Collections				48,026,622.55

Recoveries of Defaulted Receivables				533,709.45
Investment Earnings on Yield Supplement Account				14,771.93
Release from the Yield Supplement Account				1,338,309.17
Servicer Advances				0.00

Total Collections				55,380,551.84

II. COLLATERAL POOL BALANCE DATA
			Number	Amount
Pool Balance - Beginning of Period			84,883	1,207,350,971.38
Total Principal Collections				48,026,622.55
Principal Amount of Gross Losses				1,215,776.93
Pool Balance - End of Period			83,198	1,158,108,571.90

III. DISTRIBUTIONS

Total Collections				55,380,551.84
Reserve Account Draw				0.00
Total Available for Distribution				55,380,551.84

1. Reimbursement of Advance				0.00

2. Servicing Fee:
Servicing Fee Due				1,006,125.81
Servicing Fee Paid				1,006,125.81
Servicing Fee Shortfall				0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall				0.00
Class A-1 Notes Interest on Interest Carryover Shortfall				0.00
Class A-1 Notes Monthly Interest Distributable Amount				26,626.19

Class A-1 Notes Monthly Interest Paid				26,626.19
Change in Class A-1 Notes Interest Carryover Shortfall				0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall				0.00
Class A-2 Notes Interest on Interest Carryover Shortfall				0.00
Class A-2 Notes Monthly Interest Distributable Amount				921,000.00

Class A-2 Notes Monthly Interest Paid				921,000.00
Change in Class A-2 Notes Interest Carryover Shortfall				0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall				0.00
Class A-3 Notes Interest on Interest Carryover Shortfall				0.00
Class A-3 Notes Monthly Interest Distributable Amount				1,546,125.00

Class A-3 Notes Monthly Interest Paid				1,546,125.00
Change in Class A-3 Notes Interest Carryover Shortfall				0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall				0.00
Class A-4 Notes Interest on Interest Carryover Shortfall				0.00
Class A-4 Notes Monthly Interest Distributable Amount				1,071,604.50

Class A-4 Notes Monthly Interest Paid				1,071,604.50
Change in Class A-4 Notes Interest Carryover Shortfall				0.00

Total Note Monthly Interest
Total Note Monthly Interest Due				3,565,355.69
Total Note Monthly Interest Paid				3,565,355.69
Total Note Interest Carryover Shortfall				0.00
Change in Total Note Interest Carryover Shortfall				0.00

Total Available for Principal Distribution				50,809,070.34

4. Total Monthly Principal Paid on the Notes				49,242,399.48

Total Noteholders' Principal Carryover Shortfall				0.00
Total Noteholders' Principal Distributable Amount				49,242,399.48
Change in Total Noteholders' Principal Carryover Shortfall				0.00

5. Total Monthly Principal Paid on the Certificates				0.00

Total Certificateholders' Principal Carryover Shortfall				0.00
Total Certificateholders' Principal Distributable Amount				0.00
Change in Total Certificateholders' Principal Carryover Shortfall				0.00

Remaining Available Collections				1,566,670.86
Deposit from Remaining Available Collections to fund Reserve Account				0.00
Remaining Available Collections Released to Seller				1,566,670.86

IV. YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance				19,683,464.17
Release to Collection Account				1,338,309.17
Ending Yield Supplement Account Balance				18,345,155.00

V. RESERVE ACCOUNT

Initial Reserve Account Amount				8,119,308.83
Required Reserve Account Amount				12,178,963.24
Beginning Reserve Account Balance				12,178,963.24
Ending Reserve Account Balance				12,178,963.24

Reserve Account Triggers			Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage			2.00%	0.18%	Pass
Average Three Period Charge Off Rate			3.25%	0.64%	Pass

Required Reserve Account Amount for Next Period				12,178,963.24

VI. POOL STATISTICS

Weighted Average Coupon				5.25%
Weighted Average Remaining Maturity				41.35

Principal Recoveries of Defaulted Receivables				533,709.45
Principal on Defaulted Receivables				1,215,776.93
Pool Balance at Beginning of Collection Period				1,207,350,971.38
Net Loss Ratio				0.68%

Net Loss Ratio for Second Preceding Collection Period				0.61%
Net Loss Ratio for Preceding Collection Period				0.64%
Net Loss Ratio for Current Collection Period				0.68%
Average Net Loss Ratio				0.64%

Cumulative Net Losses for all Periods				5,524,488.99

Delinquent Receivables:			Amount	Number
31-60 Days Delinquent			10,576,855.61	708
61-90 Days Delinquent			2,076,513.86	135
91-120 Days Delinquent			431,124.48	29
Total Delinquent Receivables:			13,084,493.95	872
60+ Days Delinquencies as Percentage of Receivables			0.22%	0.20%

Delinquency Ratio for Second Preceding Collection Period				0.15%
Delinquency Ratio for Preceding Collection Period				0.20%
Delinquency Ratio for Current Collection Period				0.20%
Average Delinquency Ratio				0.18%